UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001987419
BMO 2023-C6 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000109380
Zions Bancorporation, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-255934-07	38-4279413 38-4279414 38-7292519
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 885-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “BMO 2023-C6 PSA”) dated as of August 1, 2023, relating to the BMO 2023-C6 Mortgage Trust (the “Issuing Entity”) (filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A filed on September 11, 2023 under Commission File No. 333-255934-07). Effective as of September 1, 2026, C-IV Asset Management LLC succeeded to Greystone Servicing Company LLC in the capacity described below and will act as successor:

•        special servicer under the pooling and servicing agreement relating to BANK5 2023-5YR3 (filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K filed on October 4, 2023 under Commission File No. 333-255934-07) pursuant to which the 11 West 42nd Street mortgage loan, an asset of the Issuing Entity, is serviced.

A copy of the related Assignment and Assumption Agreement (Special Servicing), dated September 1, 2026, is attached hereto as Exhibit 20.1.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                            Assignment and Assumption Agreement (Special Servicing), dated September 1, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  September 1, 2026